SUPPLEMENTARY CONTRACT EXECUTED BY PARTY OF THE FIRST PART "COMPLEJO INDUSTRIAL FUENTES, S.A. DE C.V," REPRESENTED BY THE CHAIRMAN OF ITS BOARD OF DIRECTORS MR, EDUARDO FUENTES VARELA, WHICH HEREINAFTER SHALL BE KNOWN AS "THE LESSOR"; AND PARTY OF THE SECOND PART, "S.T.B. DE MEXICO, S.A. DE C.V., REPRESENTED HEREIN BY ITS SOLE ADMINISTRATOR, MR, RANDALL DON EISENBACH, HEREINAFTER BE KNOWN AS "THE LESSEE", PURSUANT TO THE FOLLOWING STATEMENTS AND CLAUSES:

                                     STATEMENTS:

I.- Both parties are hereby representing that on October 04, 1996, they executed a Lease Contract concerning an area of 28,848.54 m2 (approximately 310,522.80 square feet) of land and a Building to be built of 11,942.09 m2 (approximately 128,543.46 square feet), located at Avenida Fuentes Sur and situated at Lot 7 and Lot 8 of Block E of Complejo Industrial Fuentes, Ciudad Juarez, Chihuahua, Mexico, which is currently in effect, in which both parties were involved in the same capacity in which they are executing this Supplementary Contract.

II.- They continued by representing that due to a change in the needs of THE LESSEE, which are causing the latter to require greater space in some areas and a reduction in others, it has made a request to THE LESSOR for adjustments to be made to the original plans for THE LEASED PROPERTY, and THE LESSOR has agreed and authorized making the requested adjustments so as to thus satisfy the needs of THE LESSEE.

III.- Finally, the parties are representing that in exercise of the right given to them under Clause twenty-one of the Lease Contract indicated in the First Statement of this instrument, the parties are expressing their desire to make this SUPPLEMENTARY CONTRACT to said contract, due to the fact that the needs of THE LESSEE have changed, requiring greater space at the Leased Property, and because such is in our mutual interest, we are hereby executing this SUPPLEMENTARY CONTRACT pursuant to the following:

                                       CLAUSES:


FIRST.- THE LESSOR, in response to the request made by THE LESSEE, which is shown in Statement Two of this instrument, shall make the changes to the original plan for the LEASED PROPERTY for the Contract they had executed on October 04, 1996, which shall consist of the following areas:

-      Increase Production Area:
       601.90 m2 (6,478.79 square feet)

-      Increase Main Switch Panel Room I and Substation-I
       14.28 m2 (153.71 square feet)

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-      Construction Main Switch Panel Room II and Substation-II 124.95 m2
       (1,344.95 square feet)

-      Increase Production Area 14.78 m2 (159.09 square feet)

-      Increase Employee Service 9.44 m2 (101.61 square feet)

-      Reduction South Production Bathrooms 1.40 m2 (15.07 square feet)

-      Reduction South Locker Area 0.23 m2 (2.48 square feet)

-      Reduction Trash Room 1.19 m2 (12.81 square feet)

For the purpose of fully establishing the adjustments described above, both of us as parties are attaching plans to this instrument describing in detail the way the final project for the Lease Contract executed on October 04, 1996 shall be, which shall evidently be what is binding upon both of us in the future as parties.

SECOND.- Once adjustments to the LEASED PROPERTY are completed, it shall have a total land area of 29,371.59 m2 (approximately 316,152.86 square feet) and a total building area of 12,704.62 m2 (approximately 136,751.25 square feet ), and these dimensions shall therefore become considered to be the LEASED PROPERTY for legal contracting purposes already established in the Lease Contract executed on October 04, 1996.

THIRD.- In recognition of the different arrangements that must be made with Authorities for constructing the requested job and expansions, both parties are agreeing to amend the final delivery date of the LEASED PROPERTY which is shown in clauses One and Twelve of the Lease Contract described in statement One of this Instrument. This amendment is for granting one more month for THE LESSOR to make delivery of the LEASED PROPERTY to THE LESSEE, so for such reason, the obligation shall hereafter be for thirteen months and not for the twelve months contained in the above mentioned clauses, as a consequence delivery will be made no later than November 4th, 1997. Also, both parties agree that beneficial occupancy established on Clause Twelfth paragraphs 3 and 4, will be made on September 4th, 1997.

FOURTH.- Both parties, for the purpose of adjusting what is being agreed through this instrument, are agreeing to change the areas which are shown in clause Twenty of the Leased Contract which is mentioned in Statement One of this instrument, because these adjustments affect the land adjacent to the Leased Property; thus the total area of the adjacent parcel of land shall become 19,148.95 m2 (approximately 206,117.38 square feet), and the building area to which THE LESSEE may have an option in the future shall also become modified, which shall become 7,598.47 m2 (approximately 81,789.00 square feet).

FIFTH.- Both parties are acknowledging that the Contract they have executed on October 04, 1996 shall remain effective in each and every one of its parts and should become supplemented in the manner and according to the terms which are being agreed in this instrument, so therefore, IT

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SHALL IMMEDIATELY BECOME SUBJECT TO ALL THE CONDITIONS ESTABLISHED IN THE
ORIGINAL LEASE CONTRACT MENTIONED IN STATEMENT ONE OF THIS INSTRUMENT AND TO THOSE OF THIS SUPPLEMENTARY CONTRACT.

SIXTH.- This SUPPLEMENTARY CONTRACT is being executed in two versions, one in the English Language and the other in the Spanish language. In case of any discrepancy between the two texts, the Spanish version shall prevail.

AFTER THIS AGREEMENT WAS READ BY ThE PARTIES, THEY ACCEPTED SAME AND AS PROOF OF THEIR ACCEPTANCE HEREOF, THEY ARE SIGNING IT AT CIUDAD JUAREZ, CHIHUAHUA, ON THE 30TH (THIRTIETH) DAY OF JANUARY 1997 (NINETEEN HUNDRED NINETY-SEVEN).





       THE LESSOR                       THE LESSEE
COMPLEJO INDUSTRIAL FUENTES,       S.T.B. DE MEXICO, S.A. DE C.V.
       S.A. DE C.V.



/s/ Mr. Eduardo Fuentes Varela     /s/ Mr. Randall Don Eisenbach
------------------------------     -----------------------------
MR. EDUARDO FUENTES VARELA         MR. RANDALL DON EISENBACH
  CHAIRMAN OF THE BOARD                SOLE ADMINISTRATOR
      OF DIRECTORS







                                 W I T N E S S E S :


/s/ Jesus Trillo Quezada           /s/ Dora Irma Corella Melendez
--------------------------         ------------------------------
JESUS TRILLO QUEZADA               DORA IRMA CORELLA MELENDEZ